Exhibit 99.1

Orient-Express Hotels Investor Presentation November 2010

2 Explanatory statements This presentation and any related oral presentation by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction and debt refinancings, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of completing proposed asset sales and debt refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions in many parts of the world and weakness in financial markets, legislative, regulatory and political developments, and possible continuing challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign exchange, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance. Adjusted EBITDA and adjusted net earnings of the Company are non-GAAP financial measures and do not have any standardized meanings prescribed by US GAAP. They are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative to net earnings, cash flow from operating activities or any other measure of performance prescribed by US GAAP. Management considers adjusted EBITDA and adjusted net earnings to be meaningful indicators of operations and uses them as measures to assess operating performance because, when comparing current period performance with prior periods and with budgets, management does so after having adjusted for non-recurring items, foreign exchange (a non-cash item), disposals of assets or investments, and certain other items (some of which may be recurring) which management does not consider indicative of ongoing operations or which could otherwise have a material effect on the comparability of the Company’s operations. Adjusted EBITDA and adjusted net earnings are also used by investors, analysts and lenders as measures of financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the Company can be assessed. Adjusted net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases and excluding Porto Cupecoy debt), offset by cash and cash equivalents, including restricted cash and excluding Porto Cupecoy cash.

3 Business overview The Royal Scotsman

4 Orient-Express overview Iconic brand known for excellence, sophistication and personality Building strong and lasting relationships with our guests and partners Each property is the ultimate expression of every destination’s unique character Committed to offering our guests exceptional experiences and service Creating travel and lifestyle icons through inspiring, innovative investments

5 Key aspects of differentiation Iconic, irreplaceable assets Renovated portfolio with embedded growth opportunities Affluent leisure-oriented customer base Improved and flexible capital structure Disciplined acquisition and capital recycling strategy

6 Operational performance Le Manoir aux Quat’Saisons

Summary of 3Q10 operating results Strongest quarter YTD with same store local currency RevPAR growth of 14% EBITDA margin expansion supporting core business recovery 140 basis points positive movement in 3Q10 7 Only U.S. data available. Same Store RevPAR % change vs. 3Q 2009 (in U.S. dollars) 3Q 2010 U.S. dollar Local currency Europe $475 1% 7% North America 168 18% 18% STR luxury North America1 166 13% 13% Rest of World 173 34% 32% Worldwide 270 11% 14% 1.

Bookings outlook is improving 8 2011 bookings up 6%, trains and cruises up 11% Same store bookings1 vs. prior year (%) 1. As of October 2010. Same store excludes acquisitions and dispositions in past 12 months. 8% 4% 1% 6% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% EUR. N. Am. R.O.W Total

Beginning of RevPAR recovery 9 Same store worldwide RevPAR1 change (%) 1. RevPAR figures in local currency. Recent RevPAR trends suggest end of cyclical trough - 30% - 25% - 20% - 15% - 10% - 5% 0% 5% 10% 15% 20% 2010 2009 2008 2007 2006 2005 2004 2003 Same store RevPAR change (%)

EBITDA margin recovery 10 1% EBITDA margin improvement = $5m increase in annual EBITDA 2010 revenue ($531.5 million) and EBITDA ($86.3 million) per Wall Street consensus estimates, adjusted to exclude Real Estate revenue and EBITDA based on YTD 9/30/10 actuals. EBITDA margin is Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA figures exclude Real Estate. For methodology, see Appendices A and B. Adjusted EBITDA3 EBITDA margin Impact of margin2 decline: $55 million EBITDA 1 0% 5% 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 $100 $120 $140 $160 2005 2006 2007 2008 2009 2010 EBITDA margin (%) Adjusted EBITDA ($ in millions) 1. 2. 3.

11 Recent acquisition performance Grand Hotel Timeo

Recent acquisition performance Sicily hotels acquired in January 2010 showing strong fundamental growth since OEH rebranding Grand Hotel Timeo repositioning already has significant traction Villa Sant’Andrea integration with OEH portfolio still underway Significant potential for operational improvement 12 Italian hotels performance 3Q10 3Q09 % change Grand Hotel Timeo Occupancy % 67% 65% 2% Average room rate €345 €271 27% RevPAR €231 €177 30% Villa Sant’Andrea Occupancy % 71% 82% (13%) Average room rate €255 €223 14% RevPAR €181 €182 0% Other Italian assets1 Occupancy % 80% 78% 2% Average room rate €895 €864 4% RevPAR €723 €678 7% Represents average of Hotel Cipriani, Hotel Splendido, Villa San Michele, and Hotel Caruso Belvedere. 1.

13 Strengthening the balance sheet Hotel Cipriani

Strategic actions realized to date 14 $108 million in proceeds from non-core asset sales since mid-2009 4 assets sold at peak multiples during weak market range of 15x to 19x peak EBITDA demonstrates high intrinsic value of quality, luxury assets agreement reached on additional $12.5 million non-core asset sale Adjusted net debt reduced by $382 million (45%) since beginning of 20091 November 2010 equity offering – $117 million further strengthened balance sheet Excludes $80 million of new debt assumed from Grand Hotel Timeo and Villa Sant’Andrea acquisitions in 1Q 2010. Adjusted net debt includes total debt, drawn working capital facilities and obligations under capital leases less cash on hand and excludes both debt and cash of Porto Cupecoy. See Appendix C.

ORIENT-EXPRESS

Addressing 2011 debt maturities

- Closed refinancing agreements with lenders holding majority of 2011 maturities

Loan ($mm)	Old debt	Refinancing amount	Financing surplus / (gap)
Charleston Place	$67.0	$80.0	$13.0
US Umbrella	45.1	42.9	(3.5)
English Facility (Reid's Palace / Le Manoir)	81.9	51.2	(30.7)
Italian Facility	244.0	204.8	(39.2)
Total[1]	**$439.3**	**$378.9**	**($60.4)**

- Extending $379 million of debt maturities out 3 - 5 years
- Refinancing 86% of outstanding debt on key loans, ahead of 75% target
- Attractive refinancing terms with low cost of debt
- Pro forma 3Q 2010 adjusted net debt balance of $544 million, or 6.6x net leverage[2] and weighted average cost of debt of 4.43%
- Reduced reliance on short-term and expensive overdraft facilities

Continued focus on 4x – 5x net debt / EBITDA target

1. Based on Euro / Dollar exchange rate as of September 30, 2010.
2. Pro forma for $117.2 million equity offering in November 2010 and debt refinancings described above. Net leverage equals adjusted net debt divided by adjusted EBITDA. Adjusted net debt includes total debt, drawn working capital facilities and obligations under capital leases and excludes Porto Cupecoy debt, offset by cash and cash equivalents including restricted cash and excluding Porto Cupecoy cash. Adjusted EBITDA excludes Real Estate income. See Appendices A, B and C.

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Debt maturities post refinancings1 16 1. US Umbrella has been refinanced for $42.9 million, English Facility (Reid’s Palace and Le Manoir aux Quat’Saisons) for €37.5 million ($51.2 million), Charleston Place for $80.0 million and the Italian Facility for €150 million ($204.8 million). Currently in negotiations with lenders regarding refinancing: La Samanna - $19mm La Residencia - $41mm Key loan maturities: Brazil - $88mm Napasai - $14mm Observatory - $11mm Key loan maturities: English Facility - $45mm Sicily - $63mm US Umbrella - $33mm $9 $40 $35 $23 $18 $2 $60 $117 $141 $299 $100 $152 $164 $301 $0 $100 $200 $300 $400 $500 $600 2010 2011 2012 2013 2014 Thereafter Debt maturities (US$ millions) Required amortization Principal maturity

17 Real Estate upside Villa at La Samanna

18 Real Estate upside Real Estate developments completed and fully focused on unit sales 103 units sold at Porto Cupecoy at $658,000 average price 46 plots sold at Keswick at $608,000 average price Capital requirements and carrying costs are minimal Debt-free – proceeds provide pure upside Equity offering relieves pressure to execute sales at suboptimal prices 82 units remaining at Cupecoy 8 villas at La Samanna for sale 41 Keswick plots available $100 - $130 million of real estate value

19 Growth opportunities La Residencia

Significant upside potential 20 Emphasis on core business to drive future growth if revenue grows at 10% per annum, Orient-Express should exceed $600 million in revenue in 20121 recent margin expansion supports core business recovery Development of management contract business Sell non-core assets at strong multiples; continue sale of developed Real Estate Recycle capital into Orient-Express strongholds such as Italy and other attractive markets 1. 2010 revenue ($531.5 million) per Wall Street consensus estimates, adjusted to exclude Real Estate revenue based on year to date 9/30/10 actuals.

21 Management contracts Renewed focus on management contracts and sell-to-manage opportunities provides for diversity of earnings streams and growth opportunities Exceptional asset management supported by internally developed operating systems Hiring new head of development to oversee management contract business Long-term, stable contracts Flexible approach

Summary 22 Grand Hotel Europe

ORIENT-EXPRESS

Strategic objectives reminder

- EBITDA growth[1]
  - 2Q10 - 22%
  - 3Q10 - 22%

- Balance sheet objectives enhanced

	12/31/09	9/30/10	Pro forma[2]	Target
Adjusted Net debt / Adjusted EBITDA[3]	8.9x	8.0x	6.6x	4x - 5x

- To reach 5x net leverage, targeted adjusted EBITDA of $109 million

- Including Real Estate impact, lowers target net leverage to <4x

1. Adjusted EBITDA before Real Estate.
2. Pro forma for $117.2 million equity offering and debt refinancings described on page 14 and 15.
3. Adjusted net debt includes total debt (excluding Porto Cupecoy debt), drawn working capital facilities and obligations under capital leases, offset by cash (excluding Porto Cupecoy cash). Adjusted EBITDA excludes Real Estate income. See Appendices B and C.

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24 Investment summary Iconic, irreplaceable assets underpins organic EBITDA growth Renovated portfolio with embedded growth opportunities attractive ROI investments will enhance EBITDA growth Affluent leisure-oriented customer base recovery underway, highest ADR, demographics support Improved and flexible capital structure key loans successfully refinanced, providing ample headroom Disciplined acquisition and capital recycling strategy supported by management contracts and sell-to-manage opportunities

25 Orient-Express Hotels Investor Presentation November 2010 Road To Mandalay

Appendix A: Reconciliation and Adjustments 26 For 2010, impairment on owned properties and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties and one joint venture in 2008. ($ in thousands) 9 months 2005 2006 2007 2008 2009 ended 2010 Segment EBITDA: Owned hotels Europe $46,560 $52,708 $68,999 $61,215 $38,328 $38,074 North America 15,686 19,652 10,259 9,455 14,579 11,616 Rest of World 22,077 31,615 34,448 32,000 25,453 23,572 Hotel management/part ownership interests 17,485 19,932 23,840 23,302 2,995 1,875 Restaurants 5,625 6,530 5,034 3,518 1,757 259 Trains & Cruises 15,396 18,316 25,481 24,279 20,571 11,982 Real estate 3,078 3,514 4,121 (6,433) (3,476) (4,663) Impairments (1) - - - (29,099) (6,500) (36,500) Gain on sales of investments and disposal of fixed assets - 6,619 2,312 - 1,385 - Central overheads (18,955) (22,209) (26,072) (31,117) (25,870) (20,873) EBITDA from continuing operations $106,952 $136,677 $148,422 $87,120 $69,222 $25,342

ORIENT-EXPRESS

Appendix B: Reconciliation and Adjustments

($ in thousands)

	2005	2006	2007	2008	2009	9 months ended 2010
EBITDA from continuing operations	**$106,952**	**$136,677**	**$148,422**	**$87,120**	**$69,222**	**$25,342**
Adjusted items:						
Legal costs[1]	-	-	-	690	654	(157)
Cipriani litigation[2]	-	-	-	-	-	(788)
Grand Hotel Timeo & Villa Sant'Andrea[3]	-	-	-	-	-	1,724
Porto Cupecoy[4]	-	-	(4,866)	4,866	-	-
Abandoned projects[5]	-	-	-	1,497	-	-
Restructuring and redundancy costs	-	-	3,352	2,493	1,472	1,111
Impairment[6]	-	-	-	29,099	6,500	36,500
Gain on insurance proceeds / disposal of assets[7]	-	(6,619)	(2,312)	-	(1,385)	-
Other[8]	-	841	343	-	-	1,240
Adjusted EBITDA from continuing operations	**106,952**	**130,899**	**144,939**	**125,765**	**76,463**	**64,972**
Real Estate	3,078	3,514	4,121	(6,433)	(3,476)	(4,663)
Adjusted EBITDA from continuing operations excluding Real Estate	**$103,874**	**$127,385**	**$140,818**	**$132,198**	**$79,939**	**$69,635**
EBITDA from continuing operations	**$106,952**	**$136,677**	**$148,422**	**$87,120**	**$69,222**	**$25,342**
Depreciation & amortization	(33,211)	(34,503)	(34,677)	(34,772)	(40,830)	(34,732)
Interest	(29,971)	(44,367)	(41,029)	(46,874)	(31,068)	(22,138)
Foreign exchange	5,065	(4,610)	799	4,774	(1,058)	2,985
Earnings / (losses) before tax	48,835	53,197	73,515	10,248	(3,734)	(28,543)
Tax	(7,542)	(16,532)	(19,539)	(9,164)	(15,543)	(15,383)
Net earnings / (losses) from continuing operations	41,293	36,665	53,976	1,084	(19,277)	(43,926)
Discontinued operations	246	3,102	(20,334)	(27,635)	(49,520)	7,830
Net earnings / (losses) on common shares	**$41,539**	**$39,767**	**$33,642**	**($26,551)**	**($68,797)**	**($36,096)**

(Footnotes on following page)

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28 1. Legal costs incurred in defending the Company's class B common share structure. 2. Cash received in excess of costs incurred following settlement of "Cipriani" trademark litigation. 3. Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea. 4. Change in the accounting policies for revenue recognition. 5. Costs associated with projects the Company decided not to pursue. 6. For 2010, impairment on owned properties and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009 and three owned properties and one joint venture in 2008. 7. For 2009, gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship. For 2007, gain on settlement of insurance proceeds for hurricane-damaged assets at Maroma Resort and Spa. For 2006, the Company sold at a gain its 49% interest in Harry’s Bar in London. 8. For 2010, Peru hotels depreciation adjustment. For 2007 and 2006, costs incurred with the closing of the Company’s UK defined benefit pension plan to future benefit accrual. Appendix B: Reconciliation and Adjustments (continued)

Appendix C: Adjusted net debt reconciliation 29 Adjusted net debt in all periods excludes cash and debt of Lapa Palace, Windsor Court, Lilianfels Blue Mountains and La Cabana accounted for as discontinued operations during 2009. Including cash ($1.5 million) and debt ($68.3 million) of these four discontinued operations at 12/31/08 in the calculation of adjusted net debt at that date results in adjusted net debt of $846.1 million at 12/31/08. Pro forma for $117.2 million equity offering in November 2010 and debt refinancing described on pages 14 and 15. ($ in millions) 12/31/2008 (1) 12/31/2009 9/30/2010 Pro forma (2) Cash and cash equivalents $64.2 $72.2 $131.7 $188.5 Restricted cash 13.2 19.9 13.9 13.9 Total cash 77.4 92.0 145.6 202.4 Less Porto Cupecoy cash (2.5) (5.7) 0.1 0.1 Less Porto Cupecoy restricted cash (8.2) (9.4) (2.5) (2.5) Adjusted cash $66.7 $76.9 $143.2 $200.0 Working capital facilities $54.2 $6.7 $0.3 $0.3 Current portion of long-term debt and capital leases 138.8 173.4 551.0 490.6 Long-term debt and obligations under capital leases 653.0 559.0 241.3 241.3 Long-term debt of consolidated variable interest entities - 79.3 12.2 12.2 Total debt 846.0 818.4 804.8 744.4 Less Porto Cupecoy debt - (26.6) - - Adjusted total debt $846.0 $791.8 $804.8 $744.4 Adjusted net debt $779.3 $714.9 $661.6 $544.4 Adjusted net debt / adjusted EBITDA 5.9x 8.9x 8.0x 6.6x